                                                                  EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-07741 of Photran Corporation on Form S-8 of our report dated March 25, 1998 (which report includes an explanatory paragraph concerning the Company's ability to continue as a going concern), appearing in this Annual Report on Form 10-KSB of Photran Corporation for the year ended December 31, 1997.

DELOITTE & TOUCHE LLP
Minneapolis, Minnesota
March 25, 1998


                                     60